Exhibit 13.1

CERTIFICATION OF CHIEF [EXECUTIVE/FINANCIAL] OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elias Mark, Chief Financial Officer of Gambling.com Group Limited (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a) The Annual Report on Form 20-F of the Company for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2023	By:	/s/ Elias Mark
Elias Mark
Chief Financial Officer